THE ALGER FUNDS

Alger Capital Appreciation Fund

(the “Fund”)

Supplement dated March 6, 2020 to the

Prospectus, Summary Prospectus and

Statement of Additional Information of the Fund

dated March 1, 2020

Effective on or about the close of business on June 1, 2020, all of the issued and outstanding Class B shares of the Fund (“Class B Shares”) will be converted into Class A shares of the Fund (“Class A Shares”) with the same relative aggregate net asset value as the Class B Shares held immediately prior to the conversion. The Class A Shares currently have a lower total expense ratio and lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than the Class B Shares. No sales load, fee, or other charge will be imposed on the conversion of the Class B Shares and, once converted, the Class A Shares will not be subject to the contingent deferred sales charge (if any) currently charged on the redemption of the Class B Shares. Please refer to the Fund’s prospectus for Class A Shares for more information on the Class A Shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders. Upon completion of the conversion, Class B Shares will no longer be offered.

S-CapApp 3620

S-TAF Retail 3620

S-TAFSAI 3620